Exhibit 10.10.1

Execution Version

PURCHASE AND SALE AGREEMENT
by and among
LCP OREGON HOLDINGS, LLC,
CORRIDOR PRIVATE HOLDINGS, INC.
and
ZENITH ENERGY TERMINALS HOLDINGS LLC

DECEMBER 21, 2018

Exhibit 10.10.1

ARTICLE 1	INDEX OF DEFINED TERMS 1

ARTICLE 2	PURCHASE AND SALE OF ASSETS 4

2.1	Transfer of Assets 4

2.2	Transfer of CORR Interest 5

2.3	Conveyance Instruments 5

2.4	Assumption of Liabilities 5

2.5	Retention of Liabilities 5

2.6	Restrictions on Use of the Property – Equitable Servitude and Easement 6

2.7	Title Commitment, Survey, and Title Policy Insurance 6

ARTICLE 3	PURCHASE PRICE; PAYMENTS AND ADJUSTMENTS 6

3.1	Purchase Price 6

3.2	Allocation of Purchase Price 7

ARTICLE 4	CLOSING 7

4.1	The Closing and Closing Date 7

4.2	Closing Costs 7

4.3	Effect of Closing on Leases and Related Agreements 7

ARTICLE 5	REPRESENTATIONS AND WARRANTIES OF SELLER 8

5.1	Organization and Corporate Power and Authority 8

5.2	Due Authorization 8

5.3	Due Execution and Enforceability 8

Table of Contents - i

Exhibit 10.10.1

5.4	Governmental Authorization 8

5.5	Non-Contravention 8

5.6	Environmental Matters 9

5.7	Franchise 9

5.8	Title to Assets 9

5.9	Litigation 9

5.10	Rights of First Refusal and Consents 9

5.11	Broker’s or Finder’s Fees 9

5.12	Condemnation 9

5.13	Material Contracts 9

5.14	Disclaimers 10

ARTICLE 6	REPRESENTATIONS AND WARRANTIES OF CORR 10

6.1	Organization and Corporate Power and Authority 10

6.2	Due Authorization 10

6.3	Due Execution and Enforceability 10

6.4	Governmental Authorization 10

6.5	Non-Contravention 11

6.6	Title to Interest 11

6.7	Litigation 11

6.8	Rights of First Refusal and Consents 11

6.9	Broker’s or Finder’s Fees 11

Table of Contents - ii

Exhibit 10.10.1

ARTICLE 7	REPRESENTATIONS AND WARRANTIES OF PURCHASER 11

7.1	Organization of Purchaser and Corporate Power and Authority 11

7.2	Due Authorization 11

7.3	Due Execution and Enforceability 12

7.4	Governmental Authorization 12

7.5	Non-Contravention 12

7.6	Broker’s or Finder’s Fees 12

7.7	No Other Representations or Warranties 12

ARTICLE 8	COVENANTS 13

8.1	Third Party and Governmental Consents 13

8.2	Further Assurances 13

8.3	Access 13

8.4	Bulk Transfer Laws 14

8.5	Permitting 14

ARTICLE 9	CONDITIONS TO THE OBLIGATIONS OF SELLER 14

9.1	Conditions to Closing 14

ARTICLE 10	CONDITIONS TO THE OBLIGATIONS OF PURCHASER 15

10.1	Conditions to Closing 15

ARTICLE 11	TAXES AND LIKE KIND EXCHANGE 16

11.1	Compliance 16

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Exhibit 10.10.1

11.2	Unconditional Obligation 16

11.3	Like Kind Exchange 17

ARTICLE 12	TERMINATION 17

12.1	Termination 17

12.2	Effect of Termination 17

12.3	Other Remedies for Breach 17

ARTICLE 13	MISCELLANEOUS 17

13.1	Costs and Expenses 17

13.2	Assurances 18

13.3	Written Notices 18

13.4	Assignment 18

13.5	Attachments Incorporated 18

13.6	Governing Law and Jurisdiction 19

13.7	Entire Agreement; Effect on Leases 19

13.8	Parties in Interest 19

13.9	Severability 19

13.10	Counterparts; Facsimile Signatures 20

13.11	Consents 20

13.12	Books and Records 20

13.13	Knowledge Representations 20

13.14	STATUTORY WARNING – OREGON 20

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Exhibit 10.10.1

SCHEDULES

Schedule 1	Real Property Description

Schedule 2	Permits

Schedule 3	Permitted Liens

Schedule 4	Consents

Schedule 5	Material Contracts

Schedule 6	Specified Individuals

EXHIBITS

Exhibit A‑1	Deed

Exhibit A‑2	Quitclaim Deed

Exhibit A‑3	Bill of Sale, Assignment and Assumption Agreement

Exhibit A-4	Membership Interest Assignment

Exhibit B-1	Seller’s Officer’s Certificate

Exhibit B-2	CORR’s Officer’s Certificate

Exhibit C	Purchaser’s Officer’s Certificate

Exhibit D	Form of Promissory Note

Table of Contents - v

Exhibit 10.10.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into as of December 21, 2018 (“Effective Date”), by and among LCP OREGON HOLDINGS, LLC, a Delaware limited liability company (“Seller”); ZENITH ENERGY TERMINALS HOLDINGS LLC, a Delaware limited liability company, formerly known as Arc Terminals Holdings LLC (“Purchaser”); and Corridor Private Holdings, Inc., a Delaware corporation (“CORR”).
WITNESSETH:
WHEREAS, Purchaser and Seller are parties, as “Lessee” and “Lessor,” respectively, to (i) that certain Lease dated January 21, 2014, with respect to the Terminal System (as more fully defined therein) (the “Terminal System Lease”), and (ii) that certain Lease dated January 21, 2014, with respect to the Pipeline System (as more fully defined therein) (the “Pipeline System Lease”) (such leases, as amended, each individually, a “Lease,” and collectively, the “Leases”);
WHEREAS, the Leases each contain provisions permitting Purchaser to purchase the Leased Property (as that term is defined in each of the Leases) (the “Lease Buy-Out Provisions”);
WHEREAS, Purchaser wishes to purchase the Leased Property (as that term is defined in each of the Leases), from Seller, and Seller wishes to sell such Leased Property to Purchaser;
NOW, THEREFORE, in consideration of the promises, terms, representations, covenants, conditions and agreements set forth herein, the parties, intending to be legally bound hereby, hereto agree as follows:
ARTICLE 1 INDEX OF DEFINED TERMS
As used in this Agreement, capitalized terms that are defined in either of the Leases shall have the meaning given to them in the Terminal System Lease unless expressly otherwise defined in this Agreement. All other capitalized terms shall have the meanings set forth below.

1.1	Agreement – See Preamble.

1.2	Assets – See Section 2.1.

1.3	Assumed Liabilities – See Section 2.4.

1.4	Buyer Retained Liabilities – See Section 2.5(b)

1.5	Cap – See Section 12.2(c)(i).

1.6	Chevron – See Section 2.1(a)(ii).

1.7	Claim Notice – See Section 12.4(a)(i).

1.8	Closing – See Section 4.1.

Exhibit 10.10.1

1.9	Closing Date – See Section 4.1.

1.10	Deductible – See Section 12.2(c)(i).

1.11	Deed – See Section 2.3.

1.12	Drop Dead Date – Section 4.1.

1.13	Effective Date – See Preamble.

1.14
Environmental Liabilities – means any known, unknown, contingent or non-contingent loss, liability, claim (including tort claims, claims for personal injury, claims for property damage, natural resource damage claims, claims for diminution in property value, claims for injunctive relief, and claims for Corrective Action (as defined in the Terminal System Lease)), action, proceeding (including any notice of non-compliance with or violation of Environmental Law (as defined in the Terminal System Lease)), obligation (including any obligation to perform Corrective Action required under Environmental Law in connection with any Release of Hazardous Materials (as each of such terms is defined in the Terminal System Lease)), suit, order (including any compliance order, consent order, cleanup and abatement order and cease-and-desist order), lien, fine, penalty, damages, expense, cost and fees (including reasonable attorney and consultant fees and costs for investigation and defense) arising out of or related to a violation of Environmental Law or a Release of Hazardous Materials (as each of such terms is defined in the Leases) into the environment and relating and attributable to the ownership or operation of the Assets.

1.15	Environmental Responsibilities Agreement – See Section 2.1(f).

1.16	Equitable Servitude and Easement – See Section 2.6.

1.17	Excise Taxes – See Section 11.3.

1.18
Franchise – means the franchise granted to Seller by City of Portland on August 17, 2017, pursuant to Ordinance No. 188554 for the construction, operation and maintenance of pipeline facilities under the City streets for a period of 20 years, as amended by Ordinance No. 189149 on September 5, 2018

1.19	Franchise Ordinance – See Section 10.1(h).

1.20	Indemnified Party – See Section 12.4(a)(i).

1.21	Indemnifying Party – See Section 12.4(a)(i).

1.22	Interest – means the 59.47 units equity interest held by CORR in Zenith Energy Terminals Joliet Holdings LLC.

1.23	Laws – means all laws, rules, regulations, statutes, ordinances, codes, plans, Orders, decrees, rulings and charges of any Governmental Authority, including Environmental Laws.

Exhibit 10.10.1

1.24	Material Contracts – See Section 8.1(b).

1.25	Order – means any judgment, order, writ, injunction or decree of any Governmental Authority.

1.26	Paramount – See Section 2.1(f).

1.27	Permits – See Section 2.1(c).

1.28	Permitted Liens – has the same meaning given to it in the Leases, except that any Lien securing indebtedness of Seller or any of its Affiliates shall not be a Permitted Lien.

1.29	Pipeline System Lease – See Recitals.

1.30	Property Taxes – See Section 11.4.

1.31	Purchase Price – See Section 3.1.

1.32	Seller Purchaser – See Preamble.

1.33	Purchaser Indemnified Parties – See Section 12.1(a).

1.34	Seller – See Preamble.

1.35	Seller Indemnified Parties – See Section 12.1(b).

1.36	Seller Retained Liabilities – See Section 2.5(a).

1.37	Specified Individuals – See Schedule 6.

1.38	Survey – See Section 2.7(b).

1.39	Survival Period – See Section 12.2(a)(v).

1.40	Taxes – See Section 11.1.

1.41	Terminal System Lease – See Recitals.

1.42	Third Party Claim – See Section 12.4(b).

1.43	Third Party Claim Notice – See Section 12.4(b).

1.44	Third Party Consents and Approvals – See Section 8.4(c).

1.45	Title Commitment – See Section 2.7(a).

1.46	Title Company – See Section 2.7.

1.47	Title Policy – See Section 2.7(d).

Exhibit 10.10.1

1.48	Update – See Section 8.6.

1.49	Willbridge Facility – See Section 2.1(a)

1.50	Willbridge Facility Property – See Section 2.1(a)

1.51	Willbridge Facility Real Property – See Section 2.1(a)
ARTICLE 2     PURCHASE AND SALE OF ASSETS
2.1    Transfer of Assets. Seller shall sell, transfer, convey, grant and assign to Purchaser, at Closing, and Purchaser shall purchase and receive, at Closing, all right, title and interest of Seller in and to the following assets (the “Assets”):
(a)    The City of Portland, County of Multnomah, State of Oregon asphalt refinery and terminal (the “Willbridge Facility”), consisting of:
(i)    the Leased Property as defined in the Terminal System Lease (y) (the “Willbridge Facility Property”), which includes the real property described in Schedule 1 of this Agreement (the “Willbridge Facility Real Property”);
(ii)    the Leased Property as defined in the Pipeline System Lease, including all real property subleases, rights-of-way and easements for the pipelines outside the Willbridge Facility Property used to transport crude oil and petroleum products from the pier known as the Willbridge Pier owned by Chevron U.S.A., Inc. (“Chevron”) to the Willbridge Facility Property, together with the pipelines involved, each as described in Schedule 1 of this Agreement; and
(iii)    all equipment, furniture, machinery, implements, spare parts, supplies and other tangible personal property of every kind and description, that is located on the Willbridge Facility Property, owned by Seller, and primarily related to the operations of the Willbridge Facility.
(b)    Any business, real and personal property leases, and contracts to which Seller is a party and that is associated with the Willbridge Facility, including without limitation the Material Contracts set forth on Schedule 5 to this Agreement.
(c)    Seller’s interest, if any, in the Willbridge Facility’s licenses, permits (including all permit transfer applications) and other forms of similar governmental consents necessary for the operation of the Willbridge Facility including without limitation those listed in Schedule 2 to this Agreement, to the extent transferable (“Permits”).
(d)    The Franchise, to the extent transferable.
(e)    To the extent not included in the foregoing, the files, books, inspection and equipment maintenance records, and other information relating to the foregoing Assets available

Exhibit 10.10.1

through Seller’s reasonable efforts to locate such information and which Seller is not prohibited from transferring to Purchaser by law, permit or existing contractual relationships.
2.2    Transfer of CORR Interest. CORR shall sell, transfer, convey, grant and assign to Purchaser, at Closing, and Purchaser shall purchase and receive, at Closing, all right, title and interest of CORR, in and to the Interest.
2.3    Conveyance Instruments. The Land and Improvements (to the extent same are buildings, fixtures or other real property) shall be conveyed by means of the deed in the form of Exhibit A‑1 hereto (the “Deed”). The right-of-way interests of Seller in and to that certain Right of Way Agreement with Union Oil Company of California dated March 12, 1993, and to certain additional pipelines therein described, shall be conveyed by means of a quitclaim deed in the form of Exhibit A‑2. The remaining Assets to be transferred hereunder shall be conveyed pursuant to a bill of sale and assignment in the form of Exhibit A‑3 hereto. The Interest shall be transferred to Purchaser by means of the membership interest assignment in the form of Exhibit A‑4 hereto.
2.4    Assumption of Liabilities. Purchaser shall assume the following liabilities (the “Assumed Liabilities”) as of the Closing:
(a)    all Lessee Environmental Liabilities;
(b)    the obligations of Seller and its Affiliates relating to the Assets under the Environmental Responsibilities Agreement; and
(c)    all liabilities and obligations relating and solely attributable to the post-Closing ownership or operation of the Assets arising on or after the Closing, including without limitation all liabilities and obligations solely arising on or after the Closing under the instruments, agreements, Material Contracts, and Permits assigned hereunder.
2.5    Retention of Liabilities.
(a)    Seller shall retain responsibility and shall remain liable for (i) all liabilities of Seller or any Affiliate of Seller for borrowed money, and (ii) all liabilities to the extent attributable to the ownership of the Assets prior to the Closing (collectively, the “Seller Retained Liabilities”), excluding those specifically and expressly included in the Assumed Liabilities, which shall be assumed by Purchaser, and the Buyer Retained Liabilities.
(b)    Purchaser shall retain responsibility and shall remain liable for (i) all liabilities of Purchaser or any affiliate of Purchaser for borrowed money, and (ii) all liabilities of Purchaser or any affiliate of Purchaser to the extent attributable to the operation of the Assets prior to the Closing (collectively, the “Buyer Retained Liabilities”).
2.6    Restrictions on Use of the Property – Equitable Servitude and Easement. Seller is party to that Equitable Servitude and Easement relating to the Assets and dated March 1, 2005 (the “Equitable Servitude and Easement”), containing restrictions on present and future uses of the Willbridge Facility Property. Purchaser agrees and concurs with all of the terms set forth in the Equitable

Exhibit 10.10.1

Servitude and Easement and agrees to the restrictions on current and future use of the Willbridge Facility Property set forth therein.
2.7    Title Commitment, Survey, and Title Policy Insurance. The parties agree to use First American Title Insurance Company, located at 200 SW Market St., Suite 250, Portland, OR 97201 (the “Title Company”) as the title company for the transaction contemplated herein.
(a)    Prior to the Effective Date hereof, Purchaser shall have obtained a commitment for title insurance (the “Title Commitment”) from the Title Company, committing to insure title to the Willbridge Facility Real Property and setting forth the status of title and showing all liens, claims, encumbrances, rights-of-way, reservations, restrictions, and other matters of record, if any, affecting the Willbridge Facility Real Property, together with copies of all instruments of record referred to therein.
(b)    If Purchaser so desires, Purchaser may, at its sole cost and expense, cause a ground survey of the Willbridge Facility Real Property (the “Survey”) to be performed and completed. If Purchaser chooses to obtain a Survey, Purchaser shall provide Seller with copies of the Survey within five (5) business days of Purchaser’s receipt thereof.
(c)    Seller shall have no obligation to cure any title defects or remove any title exceptions related to matters reflected on the Title Commitment except to the extent such defects or exceptions are not Permitted Liens, in which case Seller shall remove or cure all of such defects or matters on or before Closing.
(d)    On or prior to the Closing Date, Purchaser shall obtain from the Title Company an ALTA Owner’s Policy of Title Insurance, with extended coverage if Purchaser has obtained and provided the Title Company with a Survey suitable to satisfy the Title Company that such coverage may be issued with a liability value equal to the amount of the Purchase Price, and insuring marketable fee simple title to (or valid easement or leasehold interest in, as applicable) the Willbridge Facility Real Property, subject only to Permitted Liens (“Title Policy”).
ARTICLE 3     PURCHASE PRICE; PAYMENTS AND ADJUSTMENTS
3.1    Purchase Price. At Closing, as consideration for the sale of the Assets, Purchaser shall pay to Seller or its designee the aggregate sum of Sixty Million Five Hundred Fifty-Three Thousand Nine Hundred and Seventy-Five US Dollars (US$60,553,975.00), payable by a payment of Fifty Five Million Five Hundred Fifty-Three Thousand Nine Hundred and Seventy-Five U.S. Dollars (US$55,553,975.00) via wire transfer in immediately available funds at Closing, and a promissory note (payable on January 7, 2019) delivered at Closing in the principal amount of Five Million U.S. Dollars (US$5,000,000.00), in the form attached hereto as Exhibit D. At Closing, as consideration for the Interest, Purchaser shall pay to CORR the sum of Four Hundred Forty-Six Thousand and Twenty-Five U.S. Dollars (US$446,025.00) via wire in immediately available funds at Closing. The aggregate consideration allocable to the Assets and the Interest is collectively referred to in this Agreement as the “Purchase Price”. The Purchase Price shall be payable to accounts indicated on the closing statement approved by Purchaser, Seller, and CORR at Closing,

Exhibit 10.10.1

but the wire transfer to Seller shall be subject to a credit in favor of Purchaser for the prorated amount of any pre-paid Base Rent that is applicable to any period on or after the Closing Date.
3.2    Allocation of Purchase Price. The parties agree to the allocation of the $60,553,975.00 portion of the Purchase Price that is allocable to the Assets for federal income tax purposes in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations. The parties hereto shall promptly inform one another of any challenge by any Governmental Authority to any allocation made pursuant to this Section 3.2 and agree to consult with and keep one another informed with respect to the state of, and any discussion, proposal or submission with respect to, such challenge.
3.3    Incremental Purchase Price. In the event that (i) Purchaser, within six months following the Closing, sells or enters into a definitive agreement to sell, all or substantially all of the Willbridge Facility to a person or entity that is not controlled by, controlling, or under common control with the Purchaser, and (ii) the sale price for the Willbridge Facility exceeds sixty million dollars, then Purchaser shall pay to Seller ten percent of (A) the amount by which: the lesser of (1) the amount described in the next to last sentence of Section 25.4 of the Terminal System Lease (calculated as of the Closing), or (2) the purchase price in that transaction exceeds (B) sixty million dollars. Any such amount shall be payable to Seller within three business days after the closing of such transaction, and the amount so paid shall be additional Purchase Price to be allocated as determined by Seller pursuant to Section 3.2.
ARTICLE 4     CLOSING
4.1    The Closing and Closing Date. Subject to the other terms and provisions of this Agreement, the consummation of the sale of the Assets and other transactions contemplated by this Agreement (the “Closing”) shall take place via mails and email in accordance with this Agreement, on December 21, 2018, subject to satisfaction or waiver of the conditions in Articles 9 and 10 hereto, subject to Purchaser’s right to extend the date of Closing as set forth in Section 8.1(c), or such other mutually agreeable date as the Closing actually takes place (the “Closing Date”); provided, however, Seller and Purchaser agree that time is of the essence hereunder and if the Closing does not occur on or before December 28, 2018 (the “Drop Dead Date”), the parties may terminate this Agreement in accordance with and subject to Article 13. The foregoing right to terminate shall apply even if the Closing is delayed solely because of an inability to receive timely governmental review or approval of any required item or matter by a government entity.
4.2    Closing Costs. At Closing, Purchaser will be responsible for payment of recording fees for the Deed, one-half of escrow fees charged by the Title Company and any amounts required to be paid to the issuers of the Interest, and any portion of the title insurance premium attributable to extended coverage or additional endorsements, and Seller will be responsible for payment for recording of any mortgage or other lien releases, one-half of escrow fees charged by the Title Company and any amounts required to be paid to the issuers of the Interest, and the portion of the title insurance premium attributable to standard coverage. Each party shall pay its own attorney fees in connection with the purchase and sale of the Assets and the Interest, including the negotiating, drafting, performance and closing of this Agreement and any ancillary documents hereto.

Exhibit 10.10.1

4.3    Effect of Closing on Leases and Related Agreements. Immediately and automatically upon Closing, the Leases, together with any and all agreements ancillary thereto, including without limitation any Lessee Guaranty, Project Management Agreement, Services Agreement, or Office Lease Agreement referenced in either of the Leases (but excluding any agreements constituting part of the Assets), shall terminate, and neither Purchaser nor Seller shall have any further obligation thereunder except for obligations, which by the express terms of such agreements, survive termination of such agreements.
ARTICLE 5     REPRESENTATIONS AND WARRANTIES OF SELLER
Seller hereby represents and warrants to Purchaser as of the date hereof and as of the Closing Date that:
5.1    Organization and Corporate Power and Authority. Seller is a limited liability company duly organized and validly existing under the Laws of the State of Delaware. Seller has the company power and authority to own its property and to carry on its businesses as now conducted and to execute and deliver this Agreement and each document, instrument or agreement contemplated hereby, and to perform its obligations hereunder and thereunder.
5.2    Due Authorization. The execution, delivery and performance of this Agreement and each document, instrument or agreement executed pursuant to this Agreement by Seller and the consummation of the sale of the Assets have been duly authorized by all necessary corporate action, and no other corporate action on the part of Seller is necessary to authorize and approve the execution, delivery and performance of this Agreement or any other document, instrument or agreement contemplated hereby or the consummation of the transactions contemplated hereby and thereby. Seller is not subject to any provision of its charter or by-laws or any order or decree of any court or governmental body which would prevent the consummation of the sale of the Assets contemplated by this Agreement.
5.3    Due Execution and Enforceability. This Agreement has been duly executed and delivered by Seller and assuming due authorization, execution and delivery by Purchaser, this Agreement constitutes the legal, valid and binding obligation of Seller enforceable against it in accordance with its terms.
5.4    Governmental Authorization. The execution, delivery and performance by Seller of this Agreement, and the consummation by Seller of the sale of the Assets, do not require Seller to obtain any consent, approval or order of; make any filing with; or give any notice to any Governmental Authority under any applicable laws, except where the failure to obtain such consent, approval or order; make such filing; or give such notice could not reasonably be expected to result, individually or in the aggregate, in a material adverse change with respect to the sale of the Assets contemplated by this Agreement.
5.5    Non-Contravention. The execution, delivery and performance of this Agreement and the related agreements by Seller, and the transactions contemplated hereby and thereby, will not (i) violate, conflict with, result in a breach of or default under (or with notice, lapse of time, or both would result in such a breach or default), result in any modification of the effect of, provide the

Exhibit 10.10.1

other contracting party the right to terminate or materially amend, or require the other contracting party to consent to the assignment or continuation of any material agreement or instrument to which Seller is a party or by which Seller is bound, the effect of which would result, individually or in the aggregate, in a material adverse change with respect to the Assets or the sale of the Assets contemplated by this Agreement, (ii) violate any order of any Governmental Authority against or binding upon Seller or (iii) violate any applicable law.
5.6    Environmental Matters.
(a)    Seller has made available to Purchaser true and complete copies of any material environmental reports, correspondence, analyses, test results, and related documents from Governmental Authorities in the possession of Seller regarding or concerning liabilities under or compliance by Seller with Environmental Laws or permits issued under applicable Environmental Laws arising out of or relating to the Assets.
(b)    Seller has not received any written notice that it is in breach of, and to its knowledge, Seller is not in breach of, nor in default under the Environmental Responsibilities Agreement and, to Seller’s knowledge: (i) no event has occurred or is occurring which with the giving of notice or the passage of time would constitute such a default, and (ii) the Environmental Responsibilities Agreement is in full force and effect. Seller has received no written notice under the Lease of any event described in clause (i) above or that is inconsistent with clause (ii) above.
5.7    Franchise and Permits. To Seller’s knowledge (i) Seller is not in breach of nor in default under the Franchise or any Permits, and (ii) no event has occurred or is occurring which with the giving of notice or the passage of time would constitute such a default, and (iii) the Franchise and the Permits are in full force and effect.
5.8    Title to Assets. Except for the Permitted Liens, and except to the extent that Purchaser has good and marketable title to the Assets, Seller has good and marketable title to the Assets to be transferred hereunder (exclusive of leased property), and, when conveyed to Purchaser, the Assets will be free of liens, charges or encumbrances of any nature whatsoever.
5.9    Litigation. There is no legal action or governmental proceeding or investigation pending against Seller which would materially and adversely affect Purchaser’s ability to maintain and operate the Assets in the manner in which they are currently being maintained and operated.
5.10    Rights of First Refusal and Consents. Except for matters set forth in Schedule 4 or which individually or in the aggregate are not material, no consents, waivers, or rights of first refusal are necessary in connection with the consummation of the transaction contemplated by this Agreement.
5.11    Broker’s or Finder’s Fees. Seller is not a party to, or in any way obligated under, and has no knowledge of, any contract or outstanding claim for the payment of any broker’s or finder’s fee in connection with the origin, negotiation, execution or performance of this Agreement. Seller shall indemnify, defend and hold Purchaser harmless from and against any such broker’s or finder’s fees.

Exhibit 10.10.1

5.12    Condemnation. There are no pending, or to Seller’s knowledge threatened, condemnation proceedings or assessments affecting the Assets or any part thereof.
5.13    Material Contracts. Seller has delivered to Purchaser a true and complete copy of each Material Contract and, to the knowledge of Seller, each Material Contract is in full force and effect, and there is no material violation (which is currently outstanding or unresolved) of the terms of any Material Contract, and no event has occurred that allows or, upon the giving of notice or the passage of time or both, would constitute a violation of any Material Contract or otherwise allow the revocation or termination of any Material Contract.
5.14    Disclaimers. PURCHASER ACKNOWLEDGES AND AFFIRMS THAT PRIOR TO THE CLOSING IT WILL HAVE MADE ITS OWN INVESTIGATION, ANALYSIS AND EVALUATION OF THE ASSETS; THE LIABILITIES AND OBLIGATIONS TO BE ASSUMED BY PURCHASER HEREUNDER; AND THE OPERATIONS, BUSINESS AND PROSPECTS RELATING TO THE ASSETS AND SUCH LIABILITIES AND OBLIGATIONS. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, THE ASSETS ARE SOLD “AS IS” AND “WITH ALL FAULTS,” AND SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED IN FACT OR BY LAW, WHETHER OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, CONDITION OR OTHERWISE, CONCERNING THE ASSETS.
ARTICLE 6     REPRESENTATIONS AND WARRANTIES OF CORR
CORR hereby represents and warrants to Purchaser as of the date hereof and as of the Closing Date that:
6.1    Organization and Corporate Power and Authority. CORR is a corporation duly organized and validly existing under the Laws of the State of Delaware. CORR has the corporate power and authority to own its property and to carry on its businesses as now conducted and to execute and deliver this Agreement and each document, instrument or agreement contemplated hereby to be executed and delivered by CORR, and to perform its obligations hereunder and thereunder.
6.2    Due Authorization. The execution, delivery and performance of this Agreement and each document, instrument or agreement executed pursuant to this Agreement by CORR and the consummation of the sale of the Interest have been duly authorized by all necessary corporate action, and no other corporate action on the part of CORR is necessary to authorize and approve the execution, delivery and performance of this Agreement or any other document, instrument or agreement contemplated hereby or the consummation of the sale of the Interest. CORR is not subject to any provision of its charter or by-laws or any order or decree of any court or governmental body which would prevent the consummation of the sale of the Interest.
6.3    Due Execution and Enforceability. This Agreement has been duly executed and delivered by CORR and assuming due authorization, execution and delivery by Purchaser, this Agreement constitutes the legal, valid and binding obligation of CORR enforceable against it in accordance with its terms.

Exhibit 10.10.1

6.4    Governmental Authorization. The execution, delivery and performance by CORR of this Agreement, and the consummation by CORR of the sale of the Interest, do not require CORR to obtain any consent, approval or order of; make any filing with; or give any notice to any Governmental Authority under any applicable laws, except where the failure to obtain such consent, approval or order; make such filing; or give such notice could not reasonably be expected to result, individually or in the aggregate, in a material adverse change with respect to the Assets or the transactions contemplated by this Agreement.
6.5    Non-Contravention. The execution, delivery and performance of this Agreement and the related agreements by CORR, and the transactions contemplated hereby and thereby, will not (i)  except for the provisions of Article VII of the Operating Agreement of Zenith Energy Terminals Joliet Holdings LLC, which Purchaser represents have been complied with, violate, conflict with, result in a breach of or default under (or with notice, lapse of time, or both would result in such a breach or default), result in any modification of the effect of, provide the other contracting party the right to terminate or materially amend, or require the other contracting party to consent to the assignment or continuation of any material agreement or instrument to which CORR is a party or by which CORR is bound, the effect of which would result, individually or in the aggregate, in a material adverse change with respect to the sale of the Interest, (ii) violate any order of any Governmental Authority against or binding upon CORR or (iii) violate any applicable law.
6.6    Title to Interest. CORR has good and marketable title to the Interest free of liens, charges or encumbrances of any nature whatsoever.
6.7    Litigation. There is no legal action or governmental proceeding or investigation pending against CORR or the Interest which would materially and adversely affect the Interest or CORR’s ability to transfer the Interest to Purchaser in accordance with this Agreement.
6.8    Rights of First Refusal and Consents. Except for the provisions of Article VII of the Operating Agreement of Zenith Energy Terminals Joliet Holdings LLC , no consents, waivers, or rights of first refusal are necessary to be obtained by CORR in connection with the consummation of CORR’s transfer of the Interest to Purchaser in accordance with this Agreement.
6.9    Broker’s or Finder’s Fees. CORR is not a party to, or in any way obligated under, and has no knowledge of, any contract or outstanding claim for the payment of any broker’s or finder’s fee in connection with the origin, negotiation, execution or performance of this Agreement. CORR shall indemnify, defend and hold Purchaser harmless from and against any such broker’s or finder’s fees.
ARTICLE 7     REPRESENTATIONS AND WARRANTIES OF PURCHASER
Purchaser hereby represents and warrants to Seller that except as otherwise disclosed in this Agreement or in the Schedules attached hereto and made a part hereof:
7.1    Organization of Purchaser and Corporate Power and Authority. Purchaser is a limited liability company duly organized and validly existing under the Laws of the State of Delaware. Purchaser has the limited liability company power and authority to own its property and to carry

Exhibit 10.10.1

on its business as now conducted and to execute and deliver this Agreement and each document, instrument or agreement contemplated hereby and thereby and to perform its obligations hereunder and thereunder.
7.2    Due Authorization. The execution, delivery and performance of this Agreement and each document, instrument or agreement executed pursuant to this Agreement by Purchaser and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited partnership action, and no other corporate action on the part of Purchaser is necessary to authorize and approve the execution, delivery and performance of this Agreement or any other document, instrument or agreement contemplated hereby or the consummation of the transactions contemplated hereby and thereby. Purchaser is not subject to any provision of its certificate or partnership agreement or any agreement, instrument, order or decree of any court or governmental body which would prevent consummation of the transactions contemplated by this Agreement.
7.3    Due Execution and Enforceability. This Agreement has been duly executed and delivered by Purchaser, and assuming due authorization, execution and delivery by Seller, this Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable against it in accordance with its terms.
7.4    Governmental Authorization. The execution, delivery and performance by Purchaser of this Agreement, and the consummation by Purchaser of the transactions contemplated hereby, do not require Purchaser to obtain any consent, approval or order of; make any filing with; or give any notice to any Governmental Authority under any applicable laws, except where the failure to obtain such consent, approval or order; make such filing; or give such notice could not reasonably be expected to result, individually or in the aggregate, in a material adverse change.
7.5    Non-Contravention. The execution, delivery and performance of this Agreement and the related agreements by Purchaser, and the transactions contemplated hereby and thereby, will not (i) violate, conflict with, result in a breach of or default under (or with notice, lapse of time, or both would result in such a breach or default), result in any modification of the effect of, provide the other contracting party the right to terminate or materially amend, or require the other contracting party to consent to the assignment or continuation of any material agreement or instrument to which Purchaser is a party or by which Purchaser is bound, the effect of which would result, individually or in the aggregate, in a material adverse change, (ii) violate any order of any Governmental Authority against or binding upon Purchaser or (iii) violate any applicable law.
7.6    Broker’s or Finder’s Fees. Purchaser is not a party to, or in any way obligated under, and has no knowledge of, any contract or outstanding claim for the payment of any broker’s or finder’s fee in connection with the origin, negotiation, execution or performance of this Agreement. Purchaser shall indemnify, defend and hold Seller harmless from and against any such broker’s or finder’s fees.
7.7    No Other Representations or Warranties. Except for the representations and warranties contained in Articles 5 and 6, neither Seller nor CORR has made, and Purchaser is not relying on, any other express or implied representation or warranty with respect to Seller, CORR, the Assets,

Exhibit 10.10.1

the Interest, or the transactions contemplated by this Agreement, and Seller and CORR disclaim all liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to Purchaser or its Affiliates or representatives. Except for the representations and warranties contained in Article 7, Purchaser has not made, and neither Seller nor CORR is relying on, any other express or implied representation or warranty with respect to Purchaser or the transactions contemplated by this Agreement, and Purchaser disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to Seller or CORR or their representatives.
ARTICLE 8     COVENANTS
8.1    Third Party and Governmental Consents.
(a)    Seller and Purchaser shall cooperate and shall promptly undertake such action as may be required to obtain the consents set forth in Schedule 4 except as otherwise expressly provided herein, Seller shall pay all third party fees or expenses it believes necessary to obtain such consents, if any, contemplated by the terms of such items, provided that neither Seller nor Purchaser shall be required to pay any additional consideration beyond that contemplated (if any is contemplated) by the terms of such items. With respect to the Assets, if any such consents are not obtained or waived by Purchaser, the Material Contracts, Permits or leases requiring such consent shall be excluded from the Assets to be transferred hereunder and if any such item or items are material to the operation of the Willbridge Facility, Seller shall, without making any guarantee hereunder, make commercially reasonable efforts to allow Purchaser to operate the Willbridge Facility in the same manner as if such consent was obtained.
(b)    If any consent to assignment for any contracts, leases or agreements listed in Schedule 5 (the “Material Contracts”) or specified in Schedule 4 as requiring consent is not obtained by the Closing, Seller and Purchaser shall work together in good faith to determine alternative means that will provide Purchaser with the same economic results sought by obtaining the consent.
(c)    If any third party consent or approval of Governmental Authorities required in order to transfer any of the Assets in accordance with this Agreement (“Third Party Consents and Approvals”), or the Franchise Ordinance, has not been obtained by the Closing Date, then the Closing Date shall be automatically extended until, but not later than, the Drop Dead Date, unless this Agreement is otherwise terminated pursuant to its terms.
8.2    Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable best efforts at its own expense to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable legal requirements to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the parties agree to take all such necessary action or execute any documents reasonably necessary to consummate the transaction covered hereby.

Exhibit 10.10.1

8.3    Access. Between the date hereof and the Closing, to the extent that Purchaser does not have the following rights under the Leases, Seller shall (i) provide reasonable access to Purchaser and its counsel, accountants, engineers and other representatives and advisers, during normal business hours, to the Assets and the files, books, records, documents, and other information relating thereto (other than certain privileged documents, confidential third-party documents and personnel file records and evaluative records pertaining to employees), and (ii) make available for inspection and copying by Purchaser originals or true and complete copies of any documents relating to the foregoing, including the documents listed in any Schedule hereto.
8.4    Bulk Transfer Laws. Purchaser waives compliance with the provisions of applicable bulk transfer laws.
8.5    Permitting. In furtherance of the transfer of the Permits and the Franchise, Seller shall execute all applications and documents necessary to allow Purchaser to apply to the requisite Governmental Authority for the transfer thereof. In the event all Permits are not obtained by Purchaser at Closing and Purchaser agrees to waive such condition to Closing, Seller shall, to the extent permitted by law, allow Purchaser to rely upon any Permits not yet transferred to operate the Willbridge Facility, and Seller shall continue to use all commercially reasonable efforts necessary to assist Purchaser in obtaining the transfer of all such Permits. If any Permits are currently being used by Seller for operations in addition to operation of the Assets, Seller and Purchaser shall work together in good faith prior to the Closing Date to equitably allocate usage of such Permits so that cost efficiency of Purchaser is maintained and Seller receives the Permit authorizations necessary for the operation of the Assets.
ARTICLE 9     CONDITIONS TO THE OBLIGATIONS OF SELLER
9.1    Conditions to Closing. The obligations of Seller to be performed by it at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by Seller except as otherwise required by Law:
(a)    Purchase Price. At the Closing, Purchaser shall deliver the Purchase Price to Seller in accordance with Section 3.1 of this Agreement.
(b)    Representations and Warranties; Agreements. The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, as though made on and as of each such date, which such representations and warranties shall survive the Closing hereof subject to the limitations of Section 12.1, except for changes permitted or contemplated by this Agreement or otherwise specifically consented to by Seller in writing, and each of the obligations of Purchaser required by this Agreement to be performed and complied with at or prior to the Closing shall have been duly performed and complied with at or prior to the Closing. Purchaser shall not be in default of any material obligations under either of the Leases.
(c)    Authorization. All limited liability company action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Purchaser.

Exhibit 10.10.1

(d)    Certificates. Purchaser shall have furnished Seller with an Officer’s Certificate in the form of Exhibit C hereto.
(e)    Assumption Agreement. Purchaser shall have executed and delivered to Seller an assumption agreement in the form of Exhibit A‑3 hereto.
(f)    Irrevocable Agreement. Purchaser shall have executed and delivered to Seller the irrevocable assignment and assumption agreement if all or any portion of Purchaser’s rights or obligations have been assigned to an Affiliate or Affiliates or other third party prior to the Closing in accordance with Section 13.4 hereof.
(g)    Closing Documents. Purchaser shall have executed and delivered to Seller all such other documents or instruments reasonably necessary or appropriate to effect the transaction contemplated by this Agreement.
(h)    Absence of Litigation. No litigation or administrative proceeding shall be pending (or threatened), and no investigation shall have been commenced (and be pending), by any third party seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking damages in connection therewith which makes it unreasonable to proceed with the consummation of the transactions contemplated hereby.
ARTICLE 10     CONDITIONS TO THE OBLIGATIONS OF PURCHASER
10.1    Conditions to Closing. The obligations of Purchaser to be performed by it at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by Purchaser except as otherwise required by Law:
(a)    Delivery of Instruments of Transfer. Seller shall have executed and delivered to Purchaser the Deed, bills of sale and any other documents required to transfer the Assets to Purchaser in accordance with this Agreement. CORR shall have executed and delivered to Purchaser the membership interest assignment in the form attached to this Agreement as Exhibit A-4 and any other documents required to transfer the Interest to Purchaser in accordance with this Agreement.
(b)    Representations and Warranties; Agreements. The representations and warranties of Seller and CORR contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, as though made on and as of each such date, except for changes permitted or contemplated by this Agreement or otherwise specifically consented to by Purchaser in writing, and each of the obligations of Seller and CORR required by this Agreement to be performed and complied with prior to or at the Closing shall have been duly performed and complied with prior to or at the Closing. Seller shall not be in default of any material obligations under either of the Leases.

Exhibit 10.10.1

(c)    Authorization. All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Seller and CORR.
(d)    Certificates. Seller and CORR shall have furnished Purchaser with an Officer’s Certificate in the form of Exhibits B-1 and B-2 hereto.
(e)    Affidavits of Seller’s Non-Foreign Status. Purchaser shall have received an affidavit of non-foreign status of Seller.
(f)    No Material Adverse Event. Since the date of this Agreement, Seller shall not have suffered or continued to suffer a Material Adverse Event.
(g)    Third Party Consents and Approvals. Any Third Party Consents and Approvals shall have been obtained.
(h)    Franchise Ordinance. The Portland City Council shall have duly approved of an ordinance approving the transfer of the Franchise to Purchaser, and no referendum petition seeking to reverse that approval shall have been timely filed, or if timely filed, such referendum shall have been finally resolved in favor of the approving ordinance, without right of appeal (the “Franchise Ordinance”).
(i)    Title. Purchaser shall have received the Title Policy.
(j)    Absence of Litigation. No litigation or administrative proceeding shall be pending (or threatened), and no investigation shall have been commenced (and be pending), by any third party seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking damages in connection therewith which makes it unreasonable to proceed with the consummation of the transactions contemplated hereby.
ARTICLE 11     TAXES AND LIKE KIND EXCHANGE
11.1    Compliance. On and after the Closing, Seller and Purchaser shall:
(a)    assist (and cause their respective Affiliates to assist) the other party in preparing any tax returns or reports with respect to any Taxes which such other party is responsible for preparing and filing in accordance with the terms hereof;
(b)    provide access and make available for discussion with the other party, as reasonably requested, personnel responsible for preparing or maintaining information, records and documents in connection with tax matters; and
(c)    furnish the other party with copies of all correspondence received from any taxing authority in connection with any audit with respect to Taxes, or information request with respect to any such period.

Exhibit 10.10.1

11.2    Unconditional Obligation. Notwithstanding any other provision of this Agreement (including Article 12) the obligations of the parties set forth in this Article 11 shall be unconditional and absolute and shall remain in effect until audit, assessment and collection of Taxes, as appropriate, are barred by the applicable statute of limitations.
ARTICLE 12     TERMINATION
12.1    Termination. This Agreement may, by notice given prior to or at the Closing, be terminated:
(a)    by Purchaser at any time, so long as Purchaser pays to Seller the amount of $250,000.00;
(b)    by Purchaser if the Closing has not occurred (other than through failure of Purchaser to comply fully with its obligations under this Agreement) on or before the Drop Dead Date; or
(c)    by Seller or CORR if the Closing has not occurred (other than through failure of Seller or CORR to comply fully with its obligations under this Agreement) on or before the Drop Dead Date.
12.2    Effect of Termination. Termination of this Agreement will have no effect on the Leases.
12.3    Other Remedies for Breach. Notwithstanding any other provision of this Agreement or the Leases, if Seller defaults in its obligation to close in accordance with this Agreement, in addition to termination of this Agreement as provided above, Purchaser shall also have the right to seek specific performance of this Agreement, or if specific performance is not available, to seek damages from Seller. Seller and CORR shall have available to them all remedies available at law or in equity (other than specific performance) in the event of Purchaser’s breach of, default under, or failure to close in accordance with this Agreement. Notwithstanding the foregoing, neither party shall be liable to the other for any indirect, consequential, special, or punitive damages, under any theory of liability, with respect to any alleged breach or nonperformance under this Agreement (excepting indemnification obligations with respect to such claims by third parties to the extent same are covered by indemnification provisions of this Agreement or the Leases).
ARTICLE 13     MISCELLANEOUS
13.1    Costs and Expenses. Seller and Purchaser shall each bear all other costs and expenses incurred by each of them in connection with this transaction except as otherwise provided herein.
13.2    Assurances. Seller and Purchaser shall execute such further documents and instruments, requested by either party, as may be necessary or reasonably desirable to consummate the transactions contemplated by this Agreement or any part thereof.
13.3    Written Notices. Any notices to be given hereunder shall be in writing and transmitted by telex or telecopier, delivered by air courier, or deposited in the mail, postage prepaid and certified, return receipt requested, and addressed as follows or as otherwise specified by Seller and Purchaser by notice hereunder:

Exhibit 10.10.1

To Purchaser:	Zenith Energy Terminals Holdings LLC
Attn: Dana Love
3900 Essex Lane, Suite 700
Houston, TX 77027

Copy to:	Stoel Rives LLP
Attn: Chris Criglow and Eric Martin
760 SW Ninth Avenue, Suite 3000
Portland, OR 97205

To Seller:	LCP Oregon Holdings, LLC
Attn: President
1100 Walnut, Suite 3350
Kansas City, MO 64106

Copy to CORR:	Corridor Private Holdings, Inc.
Attn: President
1100 Walnut, Suite 3350
Kansas City, MO 64106

Copy to:	Husch Blackwell LLP
Attn: Steven F. Carman
4801 Main Street, Suite 1000
Kansas City, MO 64112

Notices shall be effective upon receipt or when first refused if such notice is sent by certified return mail receipt requested.
13.4    Assignment. This Agreement and the rights and obligations hereunder shall not be assignable by any of the parties hereto; provided, however, that either party shall have the right to assign this Agreement for a like kind exchange pursuant to and in accordance with Section 11.10, and provided further, that Purchaser may assign this Agreement or any rights and obligations hereunder to an Affiliate or Affiliates with the prior written consent of Seller, which shall not be unreasonably withheld, and so long as Purchaser remains liable for the timely and complete performance of all obligations of Purchaser hereunder.
13.5    Attachments Incorporated. All Schedules and Exhibits hereto are deemed a part of this Agreement and are incorporated herein and made a part hereof for all purposes, provided, however, in the event of an irreconcilable conflict between the main body of this Agreement and such Schedules or Exhibits, the main body shall be controlling.
13.6    Governing Law and Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OR OF ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE

Exhibit 10.10.1

LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED HERETO. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF OREGON IN MULTNOMAH COUNTY, AND, IF SUCH COURT DOES NOT HAVE JURISDICTION, OF THE COURTS OF THE STATE OF NEW YORK, FOR THE PURPOSES OF ANY PROCEEDING ARISING OUT OF THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, BROUGHT BY EITHER PARTY.
13.7    Entire Agreement; Effect on Leases. This Agreement, including the Schedules and Exhibits and other writings referred to herein or delivered pursuant hereto, and including the terms of the Leases incorporated into this Agreement by reference, constitutes the entire agreement between Seller and Purchaser with respect to the subject matter hereof, and supersedes all prior oral or written agreements, commitments or understandings with respect thereto, provided, however, that the provisions of this Agreement shall not affect the Leases except to the extent that the provisions hereof explicitly modify the provisions of the Leases, and in the event of any conflict or inconsistency between the express provisions of the Leases and the express provisions of this Agreement, this Agreement shall control. No amendment or waiver of the terms of this Agreement shall be binding on the parties unless in writing and signed by authorized representatives of both parties hereto. Any waiver or any breach of any term or condition of this Agreement shall not operate as a waiver of any other breach of such term or condition or of any other term or condition of this Agreement. The headings used in this Agreement are for convenience of reference only and shall not be used to define the meaning of any provision.
13.8    Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over and against any party to this Agreement.
13.9    Severability. If any provision of this Agreement shall be held to be invalid or unenforceable under present or future Law in whole or in part by any court of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction. Such invalid or unenforceable provision shall be replaced as to such jurisdiction by a provision that comes closest to the business objective intended by such invalid or unenforceable provision without being invalid or unenforceable itself.
13.10    Counterparts; Facsimile Signatures. This Agreement may be executed by the parties hereto in one or more separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto. Any facsimile or other electronic signature attached hereto shall be deemed to be an original and shall have the same force and effect as an original signature.

Exhibit 10.10.1

13.11    Consents. When consent is required of either party hereto, such consent shall not be unreasonably withheld, conditioned or delayed.
13.12    Books and Records. Notwithstanding any other provision herein contained, Seller shall retain physical possession of all books, records and other documents existing as of the Closing that pertain to the Assets and are reasonably necessary for Seller’s tax and audit purposes. Purchaser shall retain all other books, records and other documents existing as of the Closing that pertain to the Assets. The party maintaining the original books, records and documents shall retain them for as long as it so desires and make the same available after the Closing for inspection and copying by the other party at such party’s expense during normal business hours, upon reasonable request and upon reasonable notice; provided, however, that during the first five (5) years after Closing such books, records or documents shall not be disposed of or destroyed by the party without first advising the other party in writing and giving reasonable opportunity to obtain possession thereof.
13.13    Knowledge Representations. All references in this Agreement to “Seller’s knowledge,” to “Seller to its knowledge,” “to the best of the knowledge, information and belief of Seller,” and to “so far as Seller is aware” or any similar expression as it relates to particular facts or circumstances shall include only such facts or circumstances which are reflected in the books, records or documents which are in the possession of the Seller and which are otherwise actually, presently known by the Specified Individuals but only to the extent such facts or circumstances are actually known by the Specified Individuals.
13.14    STATUTORY WARNING – OREGON. THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS THAT, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, IN ALL ZONES. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO VERIFY THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

Exhibit 10.10.1

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.
ZENITH ENERGY TERMINALS HOLDINGS LLC,
a Delaware limited liability company

By:
Name:
Title:

Signature Page to Purchase and Sale Agreement

Exhibit 10.10.1

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.
LCP OREGON HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

CORRIDOR PRIVATE HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

Signature Page to Purchase and Sale Agreement

Exhibit 10.10.1

Schedule 1
Owned Real Property Description
Real property in the County of Multnomah, State of Oregon, described as follows:
PARCEL I:
A TRACT OF LAND IN THE CITY OF PORTLAND, MULTNOMAH COUNTY, OREGON, DESCRIBED AS FOLLOWS:
BEGINNING AT THE ANGLE POINT IN THE LINE COMMON TO THE MILTON DOANE AND THE GEORGE KITTRIDGE DONATION LAND CLAIMS;
THENCE NORTH 31°16'10" EAST 1611.96 FEET TO A 2 INCH IRON PIPE AT THE INTERSECTION OF THE SOUTHEASTERLY LINE OF NW DOANE AVENUE AND THE SOUTHWESTERLY LINE OF NW FRONT AVENUE, WHICH PIPE IS ALSO DESCRIBED AS THE INITIAL POINT OF N. FRONT STREET AND DOANE STREET (SEE PAGE 0029 IN VOLUME 1133, PLAT RECORDS OF MULTNOMAH COUNTY);
THENCE SOUTH 41°41' EAST 699.56 FEET, ALONG THE SOUTHWESTERLY LINE OF NW FRONT AVENUE, TO AN IRON PIPE MARKING THE TRUE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED;
THENCE, CONTINUING SOUTH 41°41' EAST, 745.05 FEET, ALONG THE SOUTHWESTERLY LINE OF NW FRONT AVENUE, TO AN IRON PIPE;
THENCE SOUTH 48°19' WEST 593.84 FEET TO A 3/4 INCH IRON PIPE;
THENCE NORTH 42°06'10" WEST 646.05 FEET TO A POINT OF WHICH BEARS SOUTH 42°06'10" EAST 0.20 FEET FROM A CONCRETE MONUMENT;
THENCE NORTH 31°16'10" EAST 31.31 FEET TO A 1/2 INCH IRON PIPE;
THENCE NORTH 42°06'10" WEST 89.83 FEET TO A 1/2 INCH IRON PIPE;
THENCE NORTH 48°19' EAST 569.30 FEET TO THE TRUE POINT OF BEGINNING, THE ABOVE PROPERTY LYING IN SECTION 19, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN.
THE LEGAL DESCRIPTION WAS CREATED PRIOR TO JANUARY 01, 2008.
PARCEL II:
A TRACT OF LAND IN THE GEORGE KITTRIDGE DONATION LAND CLAIM IN SECTIONS 18 AND 19, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF PORTLAND, MULTNOMAH COUNTY, OREGON, DESCRIBED AS FOLLOWS:

Schedule 1 - 1

Exhibit 10.10.1

BEGINNING AT AN IRON PIPE IN THE BOUNDARY LINE BETWEEN THE MILTON DOANE AND THE GEORGE KITTRIDGE DONATION LAND CLAIMS IN SECTION 18, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN, SET BY EARL A. MARSHALL AS THE INITIAL POINT OF A SURVEY FOR THE LOCATION OF N. FRONT STREET AND DOANE STREET, SAID POINT BEING NORTH 31° 16' 10" EAST, 1611.96 FEET FROM AN ANGLE CORNER IN THE SAID BOUNDARY LINE;
THENCE SOUTH 41° 41' EAST ALONG THE WESTERLY BOUNDARY LINE OF SAID NORTH FRONT STREET, 363.75 FEET TO THE MOST EASTERLY CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED BY THE PORT OF PORTLAND TO UNION OIL COMPANY OF CALIFORNIA, BY DEED RECORDED APRIL 30, 1929 IN P.S. DEED VOLUME 1, PAGE 0114, AND THE TRUE POINT OF BEGINNING;
THENCE SOUTH 41° 41' EAST ALONG THE SAID EASTERLY BOUNDARY LINE OF N. FRONT STREET, 335.81 FEET TO A POINT;
THENCE SOUTH 48° 19' WEST 569.30 FEET, MORE OR LESS, TO THE NORTHEASTERLY BOUNDARY OF A TRACT OF LAND CONVEYED BY THE PORT OF PORTLAND TO UNION OIL COMPANY OF CALIFORNIA, BY DEED RECORDED JANUARY 20, 1938 IN THE DEED RECORDS OF MULTNOMAH COUNTY IN P.S. DEED VOLUME 433, PAGE 0395;
THENCE NORTH 42°06'10" WEST 160.84 FEET, MORE OR LESS, TO THE SOUTHEASTERLY BOUNDARY OF A TRACT OF LAND CONVEYED BY THE PORT OF PORTLAND TO UNION OIL COMPANY OF CALIFORNIA, BY DEED RECORDED APRIL 30, 1929 IN THE DEED RECORDS OF MULTNOMAH COUNTY IN P.S. DEED VOLUME 1, PAGE 0114;
THENCE NORTH 31°16'10" EAST ALONG THE BOUNDARY OF SAID UNION OIL COMPANY TRACT 596.69 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING IN THE WESTERLY BOUNDARY LINE OF NORTHWEST FRONT AVENUE.
THE LEGAL DESCRIPTION WAS CREATED PRIOR TO JANUARY 01, 2008.
PARCEL III:
A TRACT OF LAND IN THE CITY OF PORTLAND, MULTNOMAH COUNTY AND STATE OF OREGON, BEING IN SECTIONS 18 AND 19, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN, BEING DESCRIBED AS FOLLOWS:
COMMENCING AT THE ANGLE POINT IN THE LINE COMMON TO THE MILTON DOANE AND THE GEORGE KITTRIDGE DONATION LAND CLAIM;
THENCE NORTH 31°16'10" EAST 1611.96 FEET TO A BRASS CAP BEING SOUTHWESTERLY 0.18 FEET FROM THE RIGHT OF WAY OF N.W. FRONT AVENUE,

Schedule 1 - 2

Exhibit 10.10.1

SAID CAP BEING A WITNESS CORNER TO THE MILTON DOANE DONATION LAND CLAIM LINE;
THENCE CONTINUING NORTH 31°16'10" EAST 0.18 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY OF N.W. FRONT AVENUE;
THENCE SOUTH 41°41'00" EAST A DISTANCE OF 1444.58 FEET ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE TO THE POINT OF BEGINNING OF THE TRACT HEREIN TO BE DESCRIBED;
THENCE CONTINUING SOUTH 41°41'00" EAST A DISTANCE OF 1066.51 FEET;
THENCE SOUTH 48°19'45" WEST A DISTANCE OF 720.76 FEET TO A POINT ON THE NORTHEASTERLY LINE OF A TRACT CONVEYED BY MULTNOMAH COUNTY TO THE CITY OF PORTLAND BY DEED RECORDED IN VOLUME 702, PAGE 0332;
THENCE NORTH 56°38'30" WEST ALONG SAID LINE A DISTANCE OF 1103.96 FEET TO A BRASS SCREW IN A CONCRETE WALL;
THENCE NORTH 48°19'33" EAST A DISTANCE OF 412.06 FEET TO A BRASS SCREW IN A CONCRETE WALL;
THENCE CONTINUING NORTH 48°19'33" EAST A DISTANCE OF 593.68 FEET TO THE POINT OF BEGINNING.
THE LEGAL DESCRIPTION WAS CREATED PRIOR TO JANUARY 01, 2008.
PARCEL IV:
A TRACT OF LAND SITUATED IN SECTION 19, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF PORTLAND, MULTNOMAH COUNTY, OREGON, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE ANGLE POINT IN THE LINE COMMON TO THE MILTON DOANE AND THE GEORGE KITTRIDGE DONATION LAND CLAIMS;
THENCE NORTH 31°16'10" EAST 1611.96 FEET TO A BRASS CAP BEING SOUTHWESTERLY 0.18 FEET FROM THE RIGHT OF WAY OF NW FRONT AVENUE, SAID CAP BEING A WITNESS CORNER ON THE MILTON DOANE DONATION LAND CLAIM LINE;
THENCE, CONTINUING NORTH 31°16'10" EAST, 0.18 FEET TO A POINT IN THE RIGHT-OF-WAY OF NW FRONT AVENUE, THENCE SOUTH 41°41'00" EAST 2511.14 FEET ALONG THE SOUTHWESTERLY LINE OF NW FRONT AVENUE TO THE TRUE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN TO BE DESCRIBED; THENCE CONTINUING SOUTH 41°41'00" EAST ALONG SAID SOUTHWESTERLY LINE A DISTANCE OF 483.26 FEET TO THE MOST NORTHERLY CORNER OF A TRACT OF LAND

Schedule 1 - 3

Exhibit 10.10.1

DESCRIBED IN DEED TO AIR REDUCTION SALES CO., RECORDED IN VOLUME 683, PAGE 0497;
THENCE SOUTH 48°19'33" WEST ALONG THE NORTHWESTERLY LINE OF SAID AIR REDUCTION SALES CO. TRACT A DISTANCE OF 591.67 FEET TO A POINT ON THE NORTHEASTERLY LINE OF A TRACT DESCRIBED IN DEED TO THE CITY OF PORTLAND RECORDED IN VOLUME 702, PAGE 0332; THENCE NORTH 56°38'30" WEST ALONG SAID LINE A DISTANCE OF 500.23 FEET;
THENCE NORTH 48°19'33" EAST A DISTANCE OF 720.79 FEET TO THE TRUE POINT OF BEGINNING.
THE LEGAL DESCRIPTION WAS CREATED PRIOR TO JANUARY 01, 2008.
PARCEL V:
INTERESTS GRANTED IN THAT CERTAIN RIGHT OF WAY AGREEMENT RECORDED APRIL 19, 1993, IN VOLUME 2676, PAGE 1372 AND AS FEE NO. 93049000.
Real Property Easements and Subleases

1)	Pipeline Easement dated March 1, 2005, by and between Chevron U.S.A. Inc. and Paramount of Oregon, Inc.

2)	Portland Harbor Sublease Agreement dated March 1, 2005, by and between Chevron U.S.A. Inc. and Paramount of Oregon, Inc.

3)	Pipeline Right of Way Agreement across Unocal Property dated March 12, 1993.

4)	Easement for Pipelines installed between SOCAL Willbridge Asphalt Plant and SOCAL Willbridge Bulk Plant between Standard Oil of California and Signal Oil Company.

5)
The following real property rights granted pursuant to that certain Quitclaim Deed dated March 1, 2005, by and between Chevron U.S.A. Inc. and Paramount of Oregon, Inc., recorded at Instrument No. 2005‑035081 in the Multnomah County Records in the State of Oregon:

a)
Right of Way Agreement dated March 12, 1993, between Union Oil Company of California and Chevron U.S.A. Products Company, filed in Book 2676, at page 1372 in the Multnomah County Records in the State of Oregon.

b)
All right, title and interest in and to the property described in the legal description of P‑16 South and P‑16 Within the Right of Way as Painted on N.W. Front Avenue, as more particularly described in the Quitclaim Deed referenced above.

Schedule 1 - 4

Exhibit 10.10.1

c)	All right, title and interest in the legal description of P‑18 Centerline of Pipeline, as more particularly described in the Quitclaim Deed referenced above.

d)	All right, title and interest in the legal description of P‑23, as more particularly described therein.

Schedule 1 - 5

Exhibit 10.10.1

Schedule 2
Permits
Ordinance No 149312
Ordinance No 154212
Ordinance No 153336

Schedule 2 - 1

Exhibit 10.10.1

Schedule 3
Permitted Liens

Schedule 3 - 1

Exhibit 10.10.1

Schedule 3 - 2

Exhibit 10.10.1

The terms, provisions and easement(s) contained in the document entitled "Easement Deed by Court Order in Settlement of Landowner Action" recorded October 15, 2013 as Fee No. 2013 137707 .

(Affects Parcels I, III and IV)

An unrecorded lease dated January 21, 2014, executed by LCP Oregon Holdings, LLC, a Delaware limited liability company as lessor and ARC Terminals Holdings LLC, a Delaware limited liability company as lessee, as disclosed by a Memorandum of Lease recorded January 23, 2014 as Fee No. 2014 006563.

Defects, liens, encumbrances or other matters affecting the leasehold estate, whether or not shown by the public records are not shown herein.

An unrecorded lease dated January 21, 2014, executed by LCP Oregon Holdings, LLC, a Delaware limited liability company as lessor and ARC Terminals Holdings LLC, a Delaware limited liability company as lessee, as disclosed by a Memorandum of Lease recorded January 23, 2014 as Fee No. 2014 006564.

Defects, liens, encumbrances or other matters affecting the leasehold estate, whether or not shown by the public records are not shown herein.

Schedule 3 - 3

Exhibit 10.10.1

Schedule 4
Consents

1)	Consent from Chevron U.S.A. (or successor in interest) to Assignment of Portland Harbor Sublease Agreement by and between Chevron U.S.A. Inc. and Paramount of Oregon, LLC, dated March 1, 2005.

2)
Consent by City of Portland to Transfer Grant of Franchise from City of Portland to LCP Oregon Holdings, LLC dated August 16, 2017, as amended on September 5, 2018, to operate a Pipeline System, to Zenith Energy Terminals Holdings, LLC.

Schedule 4 - 1

Exhibit 10.10.1

Schedule 5
Material Contracts

1)	Portland Harbor Sublease Agreement by and between Chevron U.S.A. Inc. and Paramount of Oregon, LLC, dated March 1, 2005.

2)	Environmental Responsibilities Agreement between Chevron and Paramount of Oregon, LLC, as successor in interest to Paramount Petroleum Corporation, dated March 1, 2005.

Schedule 5 - 1

Exhibit 10.10.1

Schedule 6
Specified Individuals
Sean DeGon and Rick Kreul

Schedule 6 - 1

Exhibit 10.10.1

EXHIBIT A‑1
FORM OF STATUTORY WARRANTY DEED
AFTER RECORDING, RETURN TO:
Chris Criglow
Stoel Rives LLP
760 SW Ninth Avenue, Suite 3000
Portland, OR 97205

UNTIL A CHANGE IS REQUESTED,
SEND ALL TAX STATEMENTS TO:
Zenith Energy Terminals Holdings LLC
3900 Essex Lane, Suite 700
Houston, TX  77027

STATUTORY WARRANTY DEED

LCP Oregon Holdings, LLC, a Delaware limited liability company (“Grantor”), conveys and warrants to ZENITH ENERGY TERMINALS HOLDINGS LLC, a Delaware limited liability company (“Grantee”), the following described real property (“Property”) free of encumbrances except as specifically set forth herein and in Exhibit “B” attached hereto and incorporated herein by reference, which Property is situated in the City of Portland, County of Multnomah, State of Oregon, as more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference together with (i) all fixtures and improvements, if any, located thereon, (ii) any and all appurtenant easements or rights-of-way, and any of Grantor’s rights to use same, (iii) any and all rights of ingress and egress to and from the land and any of Grantor’s rights to use same, (iv) the mineral rights owned by Grantor relating to the land, and (v) all right, title and interest of Grantor, if any, in and to (a) any and all roads, streets, alleys and ways (open or proposed) located within the boundaries of or adjacent to the land, (b) any and all strips, gores, or pieces of property abutting, bounding or adjacent or contiguous to the land (whether owned or claimed by deed, limitations or otherwise), (c) any and all air rights relating to the land, and (d) any and all reversionary interests in and to the land.
The actual consideration consists of or includes other property or other value, given or promised, which is part of the consideration.
BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE

Exhibit A-1 - 1

Exhibit 10.10.1

LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.
DATED this 21st day of December, 2018.

“Grantor”:
LCP Oregon Holdings, LLC
a Delaware limited liability company
By:
Its:

STATE OF                 )
) ss.
County of                 )

This instrument was acknowledged before on ___________________, 2018, by ____________________________, as ______________________________ of LCP Oregon Holdings, LLC, a Delaware limited liability company.

Notary Public for
My Commission Expires:

Exhibit A-1 - 2

Exhibit 10.10.1

EXHIBIT A
TO THE STATUTORY WARRANTY DEED

PARCEL I:
A TRACT OF LAND IN THE CITY OF PORTLAND, MULTNOMAH COUNTY, OREGON, DESCRIBED AS FOLLOWS:
BEGINNING AT THE ANGLE POINT IN THE LINE COMMON TO THE MILTON DOANE AND THE GEORGE KITTRIDGE DONATION LAND CLAIMS;
THENCE NORTH 31°16'10" EAST 1611.96 FEET TO A 2 INCH IRON PIPE AT THE INTERSECTION OF THE SOUTHEASTERLY LINE OF NW DOANE AVENUE AND THE SOUTHWESTERLY LINE OF NW FRONT AVENUE, WHICH PIPE IS ALSO DESCRIBED AS THE INITIAL POINT OF N. FRONT STREET AND DOANE STREET (SEE PAGE 0029 IN VOLUME 1133, PLAT RECORDS OF MULTNOMAH COUNTY);
THENCE SOUTH 41°41' EAST 699.56 FEET, ALONG THE SOUTHWESTERLY LINE OF NW FRONT AVENUE, TO AN IRON PIPE MARKING THE TRUE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED;
THENCE, CONTINUING SOUTH 41°41' EAST, 745.05 FEET, ALONG THE SOUTHWESTERLY LINE OF NW FRONT AVENUE, TO AN IRON PIPE;
THENCE SOUTH 48°19' WEST 593.84 FEET TO A 3/4 INCH IRON PIPE;
THENCE NORTH 42°06'10" WEST 646.05 FEET TO A POINT OF WHICH BEARS SOUTH 42°06'10" EAST 0.20 FEET FROM A CONCRETE MONUMENT;
THENCE NORTH 31°16'10" EAST 31.31 FEET TO A 1/2 INCH IRON PIPE;
THENCE NORTH 42°06'10" WEST 89.83 FEET TO A 1/2 INCH IRON PIPE;
THENCE NORTH 48°19' EAST 569.30 FEET TO THE TRUE POINT OF BEGINNING, THE ABOVE PROPERTY LYING IN SECTION 19, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN.
THE LEGAL DESCRIPTION WAS CREATED PRIOR TO JANUARY 01, 2008.
PARCEL II:
A TRACT OF LAND IN THE GEORGE KITTRIDGE DONATION LAND CLAIM IN SECTIONS 18 AND 19, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF PORTLAND, MULTNOMAH COUNTY, OREGON, DESCRIBED AS FOLLOWS:

Exhibit B - 1

Exhibit 10.10.1

BEGINNING AT AN IRON PIPE IN THE BOUNDARY LINE BETWEEN THE MILTON DOANE AND THE GEORGE KITTRIDGE DONATION LAND CLAIMS IN SECTION 18, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN, SET BY EARL A. MARSHALL AS THE INITIAL POINT OF A SURVEY FOR THE LOCATION OF N. FRONT STREET AND DOANE STREET, SAID POINT BEING NORTH 31° 16' 10" EAST, 1611.96 FEET FROM AN ANGLE CORNER IN THE SAID BOUNDARY LINE;
THENCE SOUTH 41° 41' EAST ALONG THE WESTERLY BOUNDARY LINE OF SAID NORTH FRONT STREET, 363.75 FEET TO THE MOST EASTERLY CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED BY THE PORT OF PORTLAND TO UNION OIL COMPANY OF CALIFORNIA, BY DEED RECORDED APRIL 30, 1929 IN P.S. DEED VOLUME 1, PAGE 0114, AND THE TRUE POINT OF BEGINNING;
THENCE SOUTH 41° 41' EAST ALONG THE SAID EASTERLY BOUNDARY LINE OF N. FRONT STREET, 335.81 FEET TO A POINT;
THENCE SOUTH 48° 19' WEST 569.30 FEET, MORE OR LESS, TO THE NORTHEASTERLY BOUNDARY OF A TRACT OF LAND CONVEYED BY THE PORT OF PORTLAND TO UNION OIL COMPANY OF CALIFORNIA, BY DEED RECORDED JANUARY 20, 1938 IN THE DEED RECORDS OF MULTNOMAH COUNTY IN P.S. DEED VOLUME 433, PAGE 0395;
THENCE NORTH 42°06'10" WEST 160.84 FEET, MORE OR LESS, TO THE SOUTHEASTERLY BOUNDARY OF A TRACT OF LAND CONVEYED BY THE PORT OF PORTLAND TO UNION OIL COMPANY OF CALIFORNIA, BY DEED RECORDED APRIL 30, 1929 IN THE DEED RECORDS OF MULTNOMAH COUNTY IN P.S. DEED VOLUME 1, PAGE 0114;
THENCE NORTH 31°16'10" EAST ALONG THE BOUNDARY OF SAID UNION OIL COMPANY TRACT 596.69 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING IN THE WESTERLY BOUNDARY LINE OF NORTHWEST FRONT AVENUE.
THE LEGAL DESCRIPTION WAS CREATED PRIOR TO JANUARY 01, 2008.
PARCEL III:
A TRACT OF LAND IN THE CITY OF PORTLAND, MULTNOMAH COUNTY AND STATE OF OREGON, BEING IN SECTIONS 18 AND 19, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN, BEING DESCRIBED AS FOLLOWS:
COMMENCING AT THE ANGLE POINT IN THE LINE COMMON TO THE MILTON DOANE AND THE GEORGE KITTRIDGE DONATION LAND CLAIM;
THENCE NORTH 31°16'10" EAST 1611.96 FEET TO A BRASS CAP BEING SOUTHWESTERLY 0.18 FEET FROM THE RIGHT OF WAY OF N.W. FRONT AVENUE,

Exhibit B - 2

Exhibit 10.10.1

SAID CAP BEING A WITNESS CORNER TO THE MILTON DOANE DONATION LAND CLAIM LINE;
THENCE CONTINUING NORTH 31°16'10" EAST 0.18 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY OF N.W. FRONT AVENUE;
THENCE SOUTH 41°41'00" EAST A DISTANCE OF 1444.58 FEET ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE TO THE POINT OF BEGINNING OF THE TRACT HEREIN TO BE DESCRIBED;
THENCE CONTINUING SOUTH 41°41'00" EAST A DISTANCE OF 1066.51 FEET;
THENCE SOUTH 48°19'45" WEST A DISTANCE OF 720.76 FEET TO A POINT ON THE NORTHEASTERLY LINE OF A TRACT CONVEYED BY MULTNOMAH COUNTY TO THE CITY OF PORTLAND BY DEED RECORDED IN VOLUME 702, PAGE 0332;
THENCE NORTH 56°38'30" WEST ALONG SAID LINE A DISTANCE OF 1103.96 FEET TO A BRASS SCREW IN A CONCRETE WALL;
THENCE NORTH 48°19'33" EAST A DISTANCE OF 412.06 FEET TO A BRASS SCREW IN A CONCRETE WALL;
THENCE CONTINUING NORTH 48°19'33" EAST A DISTANCE OF 593.68 FEET TO THE POINT OF BEGINNING.
THE LEGAL DESCRIPTION WAS CREATED PRIOR TO JANUARY 01, 2008.
PARCEL IV:
A TRACT OF LAND SITUATED IN SECTION 19, TOWNSHIP 1 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF PORTLAND, MULTNOMAH COUNTY, OREGON, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE ANGLE POINT IN THE LINE COMMON TO THE MILTON DOANE AND THE GEORGE KITTRIDGE DONATION LAND CLAIMS;
THENCE NORTH 31°16'10" EAST 1611.96 FEET TO A BRASS CAP BEING SOUTHWESTERLY 0.18 FEET FROM THE RIGHT OF WAY OF NW FRONT AVENUE, SAID CAP BEING A WITNESS CORNER ON THE MILTON DOANE DONATION LAND CLAIM LINE;
THENCE, CONTINUING NORTH 31°16'10" EAST, 0.18 FEET TO A POINT IN THE RIGHT-OF-WAY OF NW FRONT AVENUE, THENCE SOUTH 41°41'00" EAST 2511.14 FEET ALONG THE SOUTHWESTERLY LINE OF NW FRONT AVENUE TO THE TRUE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN TO BE DESCRIBED; THENCE CONTINUING SOUTH 41°41'00" EAST ALONG SAID SOUTHWESTERLY LINE A DISTANCE OF 483.26 FEET TO THE MOST NORTHERLY CORNER OF A TRACT OF LAND

Exhibit B - 3

Exhibit 10.10.1

DESCRIBED IN DEED TO AIR REDUCTION SALES CO., RECORDED IN VOLUME 683, PAGE 0497;
THENCE SOUTH 48°19'33" WEST ALONG THE NORTHWESTERLY LINE OF SAID AIR REDUCTION SALES CO. TRACT A DISTANCE OF 591.67 FEET TO A POINT ON THE NORTHEASTERLY LINE OF A TRACT DESCRIBED IN DEED TO THE CITY OF PORTLAND RECORDED IN VOLUME 702, PAGE 0332; THENCE NORTH 56°38'30" WEST ALONG SAID LINE A DISTANCE OF 500.23 FEET;
THENCE NORTH 48°19'33" EAST A DISTANCE OF 720.79 FEET TO THE TRUE POINT OF BEGINNING.
THE LEGAL DESCRIPTION WAS CREATED PRIOR TO JANUARY 01, 2008.
PARCEL V:
INTERESTS GRANTED IN THAT CERTAIN RIGHT OF WAY AGREEMENT RECORDED APRIL 19, 1993, IN VOLUME 2676, PAGE 1372 AND AS FEE NO. 93049000.

Exhibit B - 4

Exhibit 10.10.1

EXHIBIT B
TO THE STATUTORY WARRANTY DEED

Exhibit B - 1

Exhibit 10.10.1

Exhibit B - 2

Exhibit 10.10.1

Exhibit B - 3

Exhibit 10.10.1

EXHIBIT A‑2
FORM OF QUITCLAIM DEED
AFTER RECORDING, RETURN TO:
Chris Criglow
Stoel Rives LLP
760 SW Ninth Avenue, Suite 3000
Portland, OR 97205

UNTIL A CHANGE IS REQUESTED,
SEND ALL TAX STATEMENTS TO:
Zenith Energy Terminals Holdings LLC
3900 Essex Lane, Suite 700
Houston, TX  77027

QUITCLAIM DEED

LCP Oregon Holdings, LLC, a Delaware limited liability company (“Grantor”), hereby releases and forever quitclaims to ZENITH ENERGY TERMINALS HOLDINGS LLC (“Grantee”), four parcels of land as described on Attachment “1” hereto and a part of hereof.
The actual consideration consists of or includes other property or other value, given or promised, which is part of the consideration.
SUBJECT TO AND EXCEPTING the following:

1.	Real estate taxes and assessments for the current year and subsequent years; and

2.	All valid easements, rights-of-way, covenants, conditions, reservations and restrictions of record, if any, and also to applicable zoning, land use and other laws and regulations.
BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR

Exhibit B - 1

Exhibit 10.10.1

PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

“Grantor”:
LCP Oregon Holdings, LLC
a Delaware limited liability company
By:
Its:

STATE OF                 )
) ss.
County of                 )

This instrument was acknowledged before on ___________________, 2018, by ____________________________, as ______________________________ of LCP Oregon Holdings, LLC, a Delaware limited liability company.

Notary Public for
My Commission Expires:

Exhibit B - 2

Exhibit 10.10.1

Attachment 1
To Quitclaim Deed
Parcel 1:
All right, title and interest of Grantor, if any, in and to that certain “Right of Way Agreement” dated March 12, 1993, between Union Oil Company of California, a California corporation, and Chevron U.S.A. Products Company, a division of Chevron U.S.A. Inc., and filed in Book 2676, at Page 1372 in the Multnomah County records in the State of Oregon.
Parcel 2:
All right, title and interest of Grantor, if any, in and to that certain property described in the attached legal descriptions of P-16 South and P-16 Within the Right of Way as Painted of N.W. Front Avenue.
Parcel 3:
All right, title and interest of Grantor, if any, in and to that certain property described in the attached legal description of P-18 Centerline of Pipeline.
Parcel 4:
All right, title and interest of Grantor, if any, in and to that certain property described in the attached legal description of P-23.

Exhibit A-2 - 3
KCP-8422994-2

Exhibit 10.10.1

LEGAL P-16 SOUTH

Located in the S.W. 1/4 of Section 18, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah, and the State of Oregon, being more particularly described as follows:
Commencing at a brass cap, being at the witness corner to the most easterly corner of the Doane D.L.C., said brass cap also being on the northwesterly line of the George Kittridge Donation Land Claim; thence North 31°15’00” East along said northwesterly line a distance of 0.18 feet to the southwesterly right of way of N.W. Front Avenue; thence South 41°42’43” East along said southwesterly right of way a distance of 699.56 feet to the most northerly corner of that tract of land conveyed to Standard Oil Company of California in Book 542, Page 331 recorded March 14, 1940 in Multnomah County Deed Records, said northerly corner bears North 41°42’43” West a distance of 2,294.86 feet from a brass screw on said right of way; thence South 41°42’43” East continuing along said southwesterly right of way line a distance of 113.00 feet to the centerline of the existing P-16 pipe and the POINT OF BEGINNING of the following described pipe line also being the POINT OF BEGINNING of P-16 within the right of way of N.W. Front Avenue; thence, tracing said centerline the following 10 courses –

(1)	South 06°09’32” West 20.30 feet

(2)	South 19°31’07” West 40.54 feet

(3)	South 37°14’29” West 5.85 feet

(4)	North 00°18’00” East 1.54 feet

(5)	North 41°39’20” West 132.63 feet

(6)	South 86°16’50” West 1.18 feet

(7)	South 47°58’42” West 46.95 feet

(8)	South 08°18’00” West 8.61 Feet

(9)
South 78°51’10” East 45.43 feet to the point of a non-tangent curve said point of curve bears North 22°46’21” East 1.10 feet from the curve radius point; thence along the arc of a 1.10 foot radius curve to the right, through a central angle of 75°11’32” an arc distance of 1.44 feet, along chord of which bears South 29°37’53” East 1.34 feet

(10)    South 08°10’12” West a distance of 0.44 feet to a pipe flange and the POINT OF TERMINATION

Exhibit A-2 - 4
KCP-8422994-2

Exhibit 10.10.1

LEGAL P-16 WITHIN THE RIGHT OF WAY AS PAINTED
OF N.W. FRONT AVENUE

Located in the S.W. 1/4 of Section 18, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah, and the State of Oregon, being more particularly described as follows:
Commencing at a brass cap, being at the witness corner to the most easterly corner of the Doane D.L.C., said brass cap also being on the northwesterly line of the George Kittridge Donation Land Claim; thence North 31°15’00” East along said northwesterly line a distance of 0.18 feet to the southwesterly right of way of N.W. Front Avenue; thence South 41°42’43” East along said southwesterly right of way a distance of 699.56 feet to the most northerly corner of that tract of land conveyed to Standard Oil Company of California in Book 542, Page 331 recorded March 14, 1940 in Multnomah County Deed Records, said northerly corner bears North 41°42’43” West a distance of 2,294.86 feet from a brass screw on said right of way; thence continuing South 41°42’43” East a distance of 113.00 feet to the centerline of the existing P-16 pipe and the POINT OF BEGINNING of the following described pipe line as painted; thence, leaving said right of way line and being within the right of way of N.W. Front Avenue the following 5 courses –

(1)	North 4°57’26” East 31.68 feet

(2)	North 41°36’45” West 787.77 feet

(3)	North 26°45’09” East 33.86 feet

(4)	North 42°05’54” West 340.88 feet
(5)    South 50°49’23” 53.61 feet

to the southwesterly right of way of N.W. Front Avenue and the POINT OF TERMINATION, said point bears North 41°42’10” West a distance of 279.43 feet from the most easterly corner of that tract recorded in book 166, Page 2 in Multnomah County Deed Records.
Note: said POINT OF TERMINATION also being the POINT OF BEGINNING of the P-16 easement.

Exhibit A-2 - 5
KCP-8422994-2

Exhibit 10.10.1

LEGAL P-18 CENTERLINE OF PIPELINE

Located in the S.W. 1/4 of Section 18, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah, and the State of Oregon, being more particularly described as follows:
Commencing at a brass cap, being at the witness corner to the most easterly corner of the Doane D.L.C., said brass cap also being on the northwesterly line of the George Kittridge Donation Land Claim; thence North 31°15’00” East along said northwesterly line a distance of 0.18 feet to the southwesterly right of way of N.W. Front Avenue; thence South 41°42’43” East along said southwesterly right of way a distance of 699.56 feet to the most northerly corner of that tract of land conveyed to Standard Oil Company of California in Book 542, Page 331 recorded March 14, 1940 in Multnomah County Deed Records, said northerly corner bears North 41°42’43” West a distance of 2,294.86 feet from a brass screw on said right of way; thence South 41°42’43” East continuing along said southwesterly right of way line a distance of 521.77 feet, hence South 48°17’17” West leaving said right of way line 102.53 feet to a flange on the centerline of the existing P-18 pipe, said flange being the change of ownership as noted in Chevron Drawing P-WBA-0269, SHT 1 and the POINT OF BEGINNING of the following described pipe line; thence, tracing said centerline the following 7 courses –

(1)	South 52°53’13” West 0.56 feet

(2)	North 42°05’06” West 4.67 feet

(3)	North 48°16’48” East 103.11 feet to the southwesterly right of way line of NW Front Avenue

(4)	North 48°16’48” East 100.01 feet to the northeasterly right of way line of NW Front Avenue and the southwesterly line of that land described in Book 2132, Page 79

(5)	North 48°16’48” East 30.00 feet

(6)	North 41°42’52” West 4.83 feet

(7)	North 49°40’47” East 29.62 feet to the terminus point, said point being the change of ownership as noted in Chevron Drawing P-WBA-0269, SHT 1.

The intent of this description is to follow the existing centerline of pipeline of P-18.

Exhibit A-2 - 6
KCP-8422994-2

Exhibit 10.10.1

LEGAL P-23

Located in the S.W. 1/4 of Section 18, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah, and the State of Oregon, being more particularly described as follows:

Commencing at a brass cap, being at the witness corner to the most easterly corner of the Doane D.L.C., said brass cap also being on the northwesterly line of the George Kittridge Donation Land Claim; thence North 31°15’00” East along said northwesterly line a distance of 0.18 feet to the southwesterly right of way of N.W. Front Avenue; thence continuing along said northwesterly line North 31°15’00” East a distance of 104.60 feet to a point on the northeasterly right of way of said avenue; thence North 41°42’10” West along said right of way a distance of 153.39 feet to the most southerly corner of that tract of land leased to Chevron U.S.A., Inc. by the Port of Portland dated April 10, 1989 and identified as Exhibit “A” on Drawing NO. WR-88-501 1/1; thence North 41°42’10” West along said right of way a distance of 143.82 feet; thence North 48°17’50” East leaving said right of way a distance of 273.19 feet to the POINT OF BEGINNING of the following described easement; thence North 49°44’23” East a distance of 16.91 feet; thence South 40°15’37” East 10.00 feet (the change in ownership as noted in Chevron drawing P-WBA-0263, SHT 1, as noted as being North 85°15’37” West a distance of 7.07 feet to pipe flange); thence South 49°44’23” West a distance of 6.95 feet; thence South 40°03’47” East a distance of 136.84 feet to the southeasterly line of said lease agreement; thence leaving said lease agreement and entering the land leased to Conaco Phillips, Inc. by the Port of Portland, South 42°25’19” East 186.63 feet; thence South 04°07’11 West a distance of 17.88 feet; thence South 80°25’49” East a distance of 3.73 feet (the change in ownership as noted in Chevron drawing P-WBA-0263, SHT 1, is noted as being South 54°’34’11” West a distance of 7.07 feet to pipe flange); hence South 09°34’11” West a distance of 10.00 feet; thence North 80°25’49” West a distance of 12.82 feet; thence North 04°07’11” East a distance of 22.68 feet; thence North 42°25’19” West a distance of 182.57 feet to the common line between said lease area; thence North 40°03’47” West a distance of 146.98 feet to the POINT OF BEGINNING

The intent of this legal description is to create an easement over the existing pipeline.

Exhibit A-2 - 7
KCP-8422994-2

Exhibit 10.10.1

EXHIBIT A‑3
FORM OF BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT
BILL OF SALE, ASSIGNMENT AND ASSUMPTION
This BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Bill of Sale”) is dated as of December 21, 2018, by and between LCP Oregon Holdings, LLC, a Delaware limited liability company (“Seller”), and ZENITH ENERGY TERMINALS HOLDINGS LLC (“Purchaser”). Seller and Purchaser are hereinafter sometimes referred to individually as a “Party.”
RECITALS
WHEREAS, Seller and Purchaser are parties to a Purchase and Sale Agreement, dated as of December 21, 2018 (the “Purchase Agreement”); and
WHEREAS, pursuant to the terms of the Purchase Agreement, Seller has agreed to sell, convey, assign, transfer and deliver to Purchaser, and Purchaser has agreed to purchase, assume and acquire from Seller, all of Seller’s right, title and interest in and to the Assets, as defined in the Purchase Agreement;
NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:
1.Defined Terms. Capitalized terms which are used but not otherwise defined in this Bill of Sale shall have the meaning ascribed to such terms in the Purchase Agreement.
2.Assignment. As partial consideration for Seller’s receipt of the Purchase Price paid by Purchaser in accordance with the terms of the Purchase Agreement, Seller does hereby sell, convey, assign, transfer and deliver to Purchaser all of Seller’s right, title and interest in and to the following:
(a)    Seller’s City of Portland, County of Multnomah, State of Oregon asphalt refinery and terminal (the “Willbridge Facility”), consisting of:
(i)    the fee property described in Schedule 1 to the Purchase Agreement, together with the appurtenant rights thereto and the improvements and fixtures thereon (collectively, the “Willbridge Facility Real Property”);
(ii)    the real property sublease, rights-of-way and easements for the pipelines outside the Willbridge Facility Property used to transport crude oil and petroleum products from the pier owned by Chevron U.S.A., Inc. (“Chevron”) to the Willbridge Facility Real Property, together with the pipelines involved, including without limitation those identified on Schedule 1 to the Purchase Agreement; and
(iii)    other than personal property expressly excluded under the Purchase Agreement, all equipment, furniture, machinery, implements, spare parts, supplies and other tangible

Exhibit A-3 - 1

Exhibit 10.10.1

personal property of every kind and description, that is located on the Willbridge Facility Real Property, owned by Seller, and primarily related to the operations of the Willbridge Facility;
(b)    The business, related goodwill, real and personal property leases, and contracts to which Seller is a party and that are associated with the Willbridge Facility, including without limitation the Material Contracts set forth on Schedule 5 to the Purchase Agreement;
(c)    The Willbridge Facility’s licenses, permits (including all permit transfer applications) and other forms of similar governmental consents necessary for the operation of the Willbridge Facility, including without limitation those listed in Schedule 2 to the Purchase Agreement, to the extent transferable (“Permits”);
(d)    The files, books, inspection and equipment maintenance records, and other information relating to the foregoing Assets available through Seller’s reasonable efforts to locate such information and which Seller is not prohibited from transferring to Purchaser by law, permit or existing contractual relationships; and
(e)    The rights, including the right to indemnification, of Seller and/or its Affiliates under the Environmental Responsibilities Agreement between Chevron and Paramount Petroleum Corporation dated March 1, 2005, relating to the Assets.
(collectively referred to hereinafter as, the “Assigned Property”) to Purchaser, and by accepting this assignment and by the execution of this Bill of Sale Purchaser hereby accepts same.
3.Assumption of Material Contracts and Permits. Purchaser hereby accepts the assignment of the Material Contracts and the Permits, and assumes and agrees to perform all of the covenants, duties and obligations of Seller and its Affiliates under the Material Contracts and Permits in accordance with Purchaser’s obligations under the Purchase Agreement.
4.Purchase Agreement. This Bill of Sale is delivered pursuant to the Purchase Agreement and is subject to the provisions thereof, including, without limitation, provisions relating to indemnification by Seller and by Purchaser, and the limitations in respect of such indemnification set forth therein.
5.Disclaimers. THE ASSIGNED PROPERTY CONVEYED HEREIN BY THIS BILL OF SALE IS SUBJECT TO THE TERMS AND CONDITIONS OF SECTION 5.14 OF THE PURCHASE AGREEMENT AND ALL OTHER APPLICABLE SECTIONS OF SUCH AGREEMENT.
6.Binding Effect. This Bill of Sale and all of the provisions hereof shall be binding upon Seller and its successors and permitted assigns and shall inure to the benefit of Purchaser and its successors and permitted assigns.
7.No Third Party Beneficiary. Nothing in this Bill of Sale is intended to confer upon any Person other than Purchaser, on the one hand, and Seller, on the other hand, any rights or remedies hereunder or shall create any third party beneficiary rights in any person or entity.

Exhibit A-3 - 2

Exhibit 10.10.1

8.Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or provisions or the remaining provisions of this Bill of Sale, and this Bill of Sale shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein, unless such a construction would be unreasonable.
9.Governing Law and Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OR OF ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF OREGON TO BE APPLIED HERETO. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF OREGON IN MULTNOMAH COUNTY, AND, IF SUCH COURT DOES NOT HAVE JURISDICTION, OF THE COURTS OF THE STATE OF OREGON, FOR THE PURPOSES OF ANY PROCEEDING ARISING OUT OF THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, BROUGHT BY EITHER PARTY.
10.Construction. This Bill of Sale is delivered pursuant to and is subject to the terms of the Purchase Agreement. In the event that any provision of this Bill of Sale is construed to conflict with any provision of the Purchase Agreement, the provisions of the Purchase Agreement shall supersede such conflicting provision and be deemed to control.
11.Counterparts and Facsimiles. This Bill of Sale may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. A facsimile transmission of a signed copy of this Bill of Sale shall be deemed an original and shall have the same valid and binding affect thereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit A-3 - 3

Exhibit 10.10.1

IN WITNESS WHEREOF, this Bill of Sale, Assignment and Assumption has been duly executed and delivered by Seller and Purchaser as of the date first above written.
ZENITH ENERGY TERMINALS HOLDINGS LLC

By:
Name:
Title:

LCP OREGON HOLDINGS, LLC

By:
Name:
Title:

Exhibit A-3 - 4

Exhibit 10.10.1

EXHIBIT A-4
FORM OF MEMBERSHIP INTEREST ASSIGNMENT
ASSIGNMENT AND ASSUMPTION AGREEMENT
This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), is made by and between CORRIDOR PRIVATE HOLDINGS, INC. a Delaware corporation (“Assignor”), and ZENITH ENERGY TERMINALS HOLDINGS LLC, a Delaware limited liability company (“Assignee”), effective as of ____________________ __, 2018 (the “Effective Date”).
WHEREAS, Assignor is the owner of certain of the membership interests in Zenith Energy Terminals Joliet Holdings LLC, a Delaware limited liability company (the “Company”), pursuant to the Second Amended and Restated Limited Liability Company Agreement of Zenith Energy Terminals Joliet Holdings LLC, a Delaware limited liability company, dated as of December 21, 2017 (as the same may be amended from time to time, the “LLC Agreement”);
WHEREAS, Assignor and Assignee are parties to that certain Purchase and Sale Agreement by and among Assignor, Assignee and the other parties thereto, dated as of December 21, 2018 (the “Purchase Agreement”), pursuant to which Assignee is purchasing the Assigned Interests (as defined below) from Assignor; and
WHEREAS, in connection with the Closing (as such term is defined in the Purchase Agreement), Assignor wishes to transfer to Assignee, and Assignee wishes to accept from Assignor, all of Assignor’s limited liability company interest in the Company (the “Assigned Interests”), which are equal to 59.470 Common Units (as defined in the LLC Agreement), on the terms and conditions set forth in the Purchase Agreement.
NOW, THEREFORE, in consideration of mutual promises contained in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Definitions.    Capitalized terms used herein shall have the meanings assigned to them in the LLC Agreement unless the context otherwise requires or unless otherwise defined herein.
Offering Notice and ROFO Offer. The Assignee hereby represents that the Purchase Agreement constitutes an Offering Notice and a ROFO Offer with respect to the Assigned Interests and such Assigned Interests’ status as Offered Units and the Transfer of the Assigned Interests pursuant to the Purchase Agreement and this Agreement is a Transfer permitted by Section 7.01(c) of the LLC Agreement as it complies with the procedures set forth in Section 7.02 of the LLC Agreement. Assignor accepts with the positions set forth in this paragraph.
Assignment. Assignor does hereby transfer, assign, convey and deliver to Assignee all of the Assigned Interests including, without limitation (a) the Assignor’s rights to receive profits, compensation, and other distributions from the Company attributable to the Assigned Interests which accrue after the date hereof, and (b) each, every and all of the rights, titles, interests and

Exhibit A-4 - 1

Exhibit 10.10.1

benefits of whatsoever kind or character hereafter accruing to the Assigned Interests (collectively, the “Assignment”).
Assumption. Assignee accepts such Assignment and agrees to be bound by the terms of the LLC Agreement in place of Assignor, and Assignee hereby assumes all of the past, present and future liabilities, duties and obligations of Assignor under or allocable to the Assigned Interests, subject to the terms of the Purchase Agreement.
Representations and Warranties. Assignor represents and warrants to Assignee that as of the date hereof, Assignor is the sole legal and equitable owner of the entirety of the Assigned Interests and the Assigned Interests transferred hereby to Assignee are free and clear of all liens, encumbrances, or security interests (in each case other than transfer restrictions under applicable securities laws, and other than the terms and conditions of the LLC Agreement and the Purchase Agreement).
Amendment. This Agreement may be amended, modified or supplemented only by written agreement of the parties hereto. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties, and their successors and permitted assigns, any right or remedies under or by reason of this Agreement.
Governing Law. This Agreement and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement will be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to principles of conflicts of law thereof which may require the application of the law of another jurisdiction.
Entire Agreement. This Agreement, the LLC Agreement, the Purchase Agreement and the other documents and instruments referred to herein and therein, embody the entire agreement and understanding of the parties in respect of the subject matter contained herein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.
Further Assurances. The parties agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Agreement. Without limitation of the foregoing, Assignor agrees to execute, acknowledge and deliver to the Assignee all such other additional instruments, notices, and other documents and to do all to more fully and effectively grant, convey and assign to the Assignee the Assigned Interests conveyed hereby and intended so to be.
Counterparts. This Agreement may be executed in counterparts (each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement) and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered (including delivery by email) to the other party.

Exhibit A-4 - 2

Exhibit 10.10.1

* * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

“Assignor”

CORRIDOR PRIVATE HOLDINGS, INC.

By:
Name:
Title:

Exhibit A-4 - 3

Exhibit 10.10.1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

“Assignee”

ZENITH ENERGY TERMINALS HOLDINGS LLC

By:
Name:
Title:

Exhibit A-4 - 4

Exhibit 10.10.1

ACKNOWLEDGMENT OF ASSIGNMENT AND ASSUMPTION AGREEMENT

The undersigned Company hereby acknowledges, as of the Effective Date, that the Assignee and Assignor have entered into the foregoing Agreement and specifically acknowledges and agrees to the following: (a) the Assignment of the Assigned Interests from the Assignor to the Assignee as set forth in this Agreement constitutes a Transfer of all of the Interests and Units held by Assignor as a Member of the Company, (b) such Transfer is permitted by Section 7.01(c) of the LLC Agreement as it complies with the procedures set forth in Section 7.02 of the LLC Agreement, and (c) as a result of such Transfer, Assignor has withdrawn as a Member of the Company.

ZENITH ENERGY TERMINALS JOLIET HOLDINGS LLC
By: Zenith Energy Terminals Holdings LLC, its Managing Member

By:
Name:
Title:

Exhibit A-4 - 5

Exhibit 10.10.1

EXHIBIT B-1
FORM OF LCP OREGON HOLDINGS, LLC, OFFICER’S CERTIFICATE
LCP OREGON HOLDINGS, LLC
OFFICER’S CERTIFICATE
THIS OFFICER’S CERTIFICATE is delivered pursuant to Section 10.1(d) of the Purchase and Sale Agreement, dated as of December 21, 2018 (the “Purchase Agreement”), by and among LCP OREGON HOLDINGS, LLC, a Delaware limited liability company (“Seller”), CORRIDOR PRIVATE HOLDINGS, INC., and ZENITH ENERGY TERMINALS HOLDINGS LLC (“Purchaser”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.
The undersigned, the President of Seller, hereby certifies to Purchaser on behalf of Seller as follows:
1.    The undersigned is the duly elected and incumbent President of Seller and is authorized to execute and deliver this certificate on behalf of Seller.
2.    The representations and warranties of Seller contained in the Purchase Agreement are true and correct in all material respects as of the Closing Date.
3.    Seller has performed and complied in all material respects with each of the obligations required by the Purchase Agreement to be performed or complied with by Seller at or prior to the Closing Date.
4.    Attached hereto as Exhibit A is a true and correct copy of certain resolutions duly adopted by the sole Member as of December 19, 2018, authorizing and approving the Purchase Agreement, the related transaction documents and the transactions contemplated therein. Such resolutions are true and complete and in full force and effect and unmodified as of the Closing Date.
5.    Facsimile signature or other electronic delivery of this Officer’s Certificate shall evidence the duly authorized signature of the undersigned.
IN WITNESS WHEREOF, this Certificate is executed as of December 21, 2018.
LCP OREGON HOLDINGS, LLC

By:
Name:
Title:

Exhibit B-1 - 1

Exhibit 10.10.1

EXHIBIT B-2
FORM OF CORRIDOR PRIVATE HOLDINGS, INC. OFFICER’S CERTIFICATE
CORRIDOR PRIVATE HOLDINGS, INC.
OFFICER’S CERTIFICATE
THIS OFFICER’S CERTIFICATE is delivered pursuant to Section 10.1(d) of the Purchase and Sale Agreement, dated as of December 21, 2018 (the “Purchase Agreement”), by and among CORRIDOR PRIVATE HOLDINGS, INC. (“Company”), LCP OREGON HOLDINGS, LLC, a Delaware limited liability company (“Seller”), and ZENITH ENERGY TERMINALS HOLDINGS LLC (“Purchaser”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.
The undersigned, the President of Company, hereby certifies to Purchaser on behalf of Company as follows:
1.    The undersigned is the duly elected and incumbent President of Company and is authorized to execute and deliver this certificate on behalf of Company.
2.    The representations and warranties of Company contained in the Purchase Agreement are true and correct in all material respects as of the Closing Date.
3.    Company has performed and complied in all material respects with each of the obligations required by the Purchase Agreement to be performed or complied with by Company at or prior to the Closing Date.
4.    Attached hereto as Exhibit A is a true and correct copy of certain resolutions duly adopted by the board of directors as of December 19, 2018, authorizing and approving the Purchase Agreement, the related transaction documents and the transactions contemplated therein. Such resolutions are true and complete and in full force and effect and unmodified as of the Closing Date.
5.    Facsimile signature or other electronic delivery of this Officer’s Certificate shall evidence the duly authorized signature of the undersigned.
IN WITNESS WHEREOF, this Certificate is executed as of December 21, 2018.
CORRIDOR PRIVATE HOLDINGS, INC.

By:
Name:
Title:

Exhibit B-2 - 1

Exhibit 10.10.1

EXHIBIT C
FORM OF ZENITH ENERGY TERMINALS HOLDINGS LLC, OFFICER’S CERTIFICATE
ZENITH ENERGY TERMINALS HOLDINGS LLC
OFFICER’S CERTIFICATE
THIS OFFICER’S CERTIFICATE is delivered pursuant to Section 9.1(d) of the Purchase and Sale Agreement, dated as of December 21, 2018 (the “Purchase Agreement”), by and between LCP OREGON HOLDINGS, LLC, a Delaware limited liability company (“Seller”), ZENITH ENERGY TERMINALS HOLDINGS LLC (“Purchaser”), and CORRIDOR PRIVATE HOLDINGS, INC. (“CORR”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.
The undersigned, the Chief Executive Officer of Purchaser, hereby certifies to Seller and CORR on behalf of Purchaser as follows:
1.    The undersigned is the duly elected and incumbent Chief Executive Officer of Purchaser and is authorized to execute and deliver this certificate on behalf of Purchaser.
2.    The representations and warranties of Purchaser contained in the Purchase Agreement are true and correct in all material respects as of the Closing Date.
3.    Purchaser has performed and complied in all material respects with each of the obligations required by the Purchase Agreement to be performed or complied with by Purchaser at or prior to the Closing Date.
4.    Attached hereto as Exhibit A is a true and correct copy of certain resolutions duly adopted by the board of directors as of November 13, 2018, authorizing and approving the Purchase Agreement, the related transaction documents and the transactions contemplated therein. Such resolutions are true and complete and in full force and effect and unmodified as of the Closing Date.
5.    Facsimile signature or other electronic delivery of this Officer’s Certificate shall evidence the duly authorized signature of the undersigned.
IN WITNESS WHEREOF, this Certificate is executed as of December 21, 2018.
ZENITH ENERGY TERMINALS HOLDINGS LLC

By:
Name:
Title:

Exhibit C - 1

Exhibit 10.10.1

EXHIBIT D

FORM OF PROMISSORY NOTE

Exhibit D - 1

99163730.7 0081694-00006